                                                                    EXHIBIT 10.9

           PRECEPT SOFTWARE, INC. BINARY SOFTWARE LICENSE AGREEMENT

     This Binary Software License Agreement (the "Agreement") is entered into by and between Precept Software, Inc. ("Precept") with offices at 1072 Arastradero Road, Palo Alto, California 94304 and Liquid Audio, Inc. ("Licensee") with offices at 2421 Broadway, Redwood City, California 94063.

                                    RECITALS
                                    --------

     WHEREAS, Licensee has obtained a license from Precept for software ("Development Software") in object code form that Licensee uses to develop application programs ("Applications");

     WHEREAS, Licensee now wishes to embed the run-time component of the Development Software in object code form (including all modifications, enhancements, new releases and new versions thereof on the Windows, UNIX and Macintosh platforms released by Precept and provided to Licensee under terms of the Maintenance and Support section of Licensee's SDK Agreement with Licensor), the "Software") in Applications and distribute the Software embedded in the Applications; and

     WHEREAS, Licensee wishes to obtain a license from Precept to embed the Software in Applications and distribute the Software with Applications and Precept wishes to grant such a license to Licensee.

     NOW, THEREFORE, in consideration of the mutual promises herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENT
                                   ---------

1.   LICENSE.
     -------

     (a) License Grant. Subject to the terms and conditions of this Agreement,
         -------------
Precept hereby grants to Licensee a non-exclusive, non-transferable license for the term of this Agreement to use, display, perform transmit, copy, have copied for distribution and distribute the Software solely as embedded with the Applications on the Windows, UNIX and Macintosh platforms. Licensee agrees that the distribution rights granted for the Software are conditioned on Licensee's obligation to add value to the Software in the form of the Applications developed by Licensee. The Applications shall not provide direct or exposed access to the development capabilities of the Development Software. Licensee agrees not to encumber the Software or transfer the Software, or any of Licensee's rights herein, to any other party without the prior written consent of Precept.

(b)  Sublicense Agreements. Any distribution of the Application or bundling of
     ---------------------
the Application with any other software or hardware, shall be accomplished under a written license agreement ("Sublicense Agreement") between Licensee and the end user, distributor or reseller to whom such distribution is made. Each Sublicense Agreement shall contain terms and conditions which are consistent with and substantially as protective of Precept's and Precept's licensors' proprietary rights and substantially as protective as the terms and conditions placed on Licensee by Precept in Sections 2 ("Proprietary rights"), 10 ("Consequential Damages Waiver") (with no exception for breech of confidentiality required), 13 ("U.S. Government Restricted Rights") (to the extent applicable), and 18 ("Export"), and shall include a warranty disclaimer substantially similar to Section 6(c) ("No Other Warranties"). No Sublicense Agreement shall give any distributor or reseller the power to make any warranty on behalf of Precept or its licensors. Upon Precept's request, Licensee shall provide Precept with a copy of the form of Sublicense Agreements. Licensee shall use commercially reasonable efforts to enforce each Sublicense Agreement with at least the same degree of diligence used in enforcing similar agreements governing end users of Licensee's own products. Licensee shall promptly notify Precept of any material breach under a Sublicense Agreement that may materially affect Precept, and will cooperate with Precept and/or Precept's licensors at their expense in any legal action to prevent or stop unauthorized use, reproduction, or distribution of the Development Software.

     (c) Updates. This Agreement shall apply to any such software or updates
         -------
supplied to Licensee by Precept.

2.   PROPRIETARY RIGHTS.
     ------------------

     (a) Ownership of Proprietary Rights. Nothing herein shall be deemed to
         -------------------------------
grant Licensee title to the intellectual property in the Software. Licensee further acknowledges and agrees that title and full ownership rights to the Software will remain the exclusive property of Precept or its suppliers, and Licensee will not acquire any rights to the Software except as expressly set forth above. Licensee shall not copy or alter, and shall take reasonable care to ensure that others do not copy or alter, the Software or related materials in whole or in part in any media for any purpose. except as specified in Section 1(a) ("License Grant"). To every such copy (whether in whole or in part) made by Licensee for the purposes stated above, Licensee shall affix the same copyright or other proprietary rights notice as was originally affixed to the Software by Precept.

     (b) No Reverse Engineering. Licensee agrees not to attempt, and to use best
         ----------------------
efforts to prevent Licensee's employees and contractors from attempting, to reverse engineer, reverse compile, modify, adapt, translate, or disassemble the Software or any complete or partial copy.

3.   ROYALTIES. Licensee agrees to pay Precept a royalty, as described below,
     ---------
for each unit of the Applications distributed by Licensee or permitted by Licensee to be distributed by Licensee's distributors, resellers or sublicensees, less actual returns received by Licensee ("Royalty"). Minimum Quarterly Payments shall be credited toward actual Royalties due, including for promotional units of the Applications. No Royalties shall be payable with respect to copies of the Applications distributed or permitted to be distributed on a demonstration or evaluation basis, provided that the demonstration or evaluation copies contain a feature which disables the operation of such copies no later than sixty (60) days after delivery to the end user. Licensee will pay Royalties to Precept within thirty (30) days after the end of each calendar quarter. All payments will be made in United States dollars, free of any withholding tax, by check or via wire transfer to a bank account designated by Precept.

     Royalty Schedule
     ----------------
     Unlimited Stream Server     [*]
     Limited Stream Server       [*]

     Minimum Quarterly Payments for First year (1st Qtr
     --------------------------------------------------
     Beginning 4/1/97 and Ending 6/30/97)
     ------------------------------------
     [*]
     [*]

4.   RECORDS AND REPORTS. Licensee shall keep accurate records and accounts in
     -------------------
accordance with standard business practices in the software industry and generally accepted accounting principles. Precept may inspect Licensee's records on ten (10) days notice to Licensee Such inspections are solely for the purpose of verifying Licensee's compliance with the provisions of this Agreement and will be conducted by Precept or its independent accountants or consultants. Precept's rights hereunder shall remain in effect through the period ending six
(6) months from the termination or expiration of this Agreement. In the event any inspection of Licensee's records indicates an underpayment of an amount equal to or greater than the greater of $5,000 or five percent (5%) of any amounts due hereunder, Licensee shall promptly reimburse Precept for all reasonable expenses associated with such inspection along with the deficient amounts.

5.   LICENSEE'S RESPONSIBILITIES. Licensee assumes full responsibility for
     ---------------------------
suitability of the Software to Licensee's needs and specifications and for suitability of the operating environment (including the training of operating personnel) in which the Software is to function.

6.   WARRANTIES AND DISCLAIMERS.
     --------------------------

     (a) Limited Warranty. Precept warrants that the Software will substantially
         ----------------
conform to the documentation delivered with the Development Software, when executed on the platforms designated in Section 1(a) ("License Grant") during the ninety (90) day period following the date Licensee first uses the Software ("Warranty Period"). Precept's sole and exclusive obligation under this warranty, at Precept's sole option, shall be to: (i) use reasonable best efforts to supply Licensee with a workaround for such error, (ii) use reasonable efforts to correct such error and integrate such correction into Precept's next generally available release of the Development Software, or (iii) refund the amounts paid to Precept by Licensee for the Software. To be covered by this limited warranty, such errors must be: (i) reported by Licensee during the Warranty Period and (ii) reproducible by Precept. Precept does not warrant that:
(i) operation of the Software shall be uninterrupted or error free, or (ii) functions contained in the Software that may be selected for use by Licensee shall meet Licensee's requirements.

     (b) Warranty Exceptions. The warranty set forth above shall not apply to
         -------------------
any defects or problems caused in whole or in part by: (i) any defect in any portion of any hardware or equipment; (ii) the failure of any portion of any hardware or equipment to function in accordance with applicable manufacturer's specifications; (iii) any modification or enhancement made to the Software by Licensee or any third person or entity other than Precept; (iv) any software program, hardware (other than the

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

designated platforms), firmware, peripheral or communication device used in connection with the Software: (v) Licensee's failure or the failure of any third person or entity to follow the most current instructions provided by Precept from time to time with respect to proper use of the Software; or (vi) Licensee's negligence or the negligence of any other third party or entity. In the event that Precept determines that any warranty claim reported by Licensee falls within any of the foregoing exceptions, Licensee shall pay Precept for efforts expended by Precept or an authorized representative at reasonable hourly rates then in effect.

     (c) No Other Warranties. NO PERSON, DISTRIBUTOR, RESELLER, OR COMPANY MAY
         -------------------
EXPAND OR ALTER THE WARRANTY IN SECTION 6(a) ("LIMITED WARRANTY"). EXCEPT FOR THE WARRANTY IN SECTION 6(a) ("LIMITED WARRANTY"), PRECEPT EXPRESSLY EXCLUDES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, IN RELATION TO THE SOFTWARE (AND ANY SERVICES RENDERED TO SUPPORT THE SOFTWARE), INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF THIRD PARTY RIGHTS. The Software is licensed only to Licensee and Licensee shall not extend any warranties for or on behalf of Precept or Precept's licensors to end users, distributors, resellers or any other third parties.

7.   PROPRIETARY RIGHTS INDEMNITY. Precept shall defend at Precept's expense any
     ----------------------------
claim, suit or proceeding brought against Licensee insofar as it is based on a claim that the Software constitutes an infringement of a U.S. copyright or U.S. patent or a misappropriation of a trade secret of a third party. To qualify for such a defense and payment Licensee must: (i) give Precept prompt written notice of any such claim; and (ii) allow Precept to control and fully cooperate with Precept in the defense and all related settlement negotiations. Precept shall pay reasonable attorney's fees incurred by Licensee before Precept assumes the defense and all damages finally awarded or paid in compromise to third parties which Licensee is obligated to pay but shall not be responsible for any compromise made without its consent. Licensee shall have the right to participate in the defense using counsel of its own, at its own expense. Upon notice of a claimed infringement likely to result in an injunction or if in Precept's opinion such a claim is likely, Precept shall have the right, at its sole option and expense, to obtain the right to continue licensing the Software, substitute other computer software with substantially similar operating capabilities, or modify the Software so that it is no longer infringing. In the event that none of the above options are reasonably available in Precept's opinion. Licensee's sole and exclusive remedy shall be to terminate this Agreement, to return the Software to Precept and to obtain a refund from Precept of any Royalty paid by Licensee for such Software. PRECEPT SHALL HAVE NO OBLIGATION TO LICENSEE IF ANY ALLEGED COPYRIGHT OR PATENT INFRINGEMENT OR CLAIM THEREOF IS BASED UPON THE USE OF THE SOFTWARE IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE (INCLUDING, WITHOUT LIMITATION, THE APPLICATIONS) NOT DELIVERED BY PRECEPT (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF THE SOFTWARE WITH OTHER EQUIPMENT, DEVICES, OR SOFTWARE) OR THE USE OF THE SOFTWARE IN A MANNER FOR WHICH IT WAS NOT INTENDED OR USE OF OTHER THAN THE MOST CURRENT RELEASE OF THE DEVELOPMENT SOFTWARE IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE. THE FOREGOING STATES LICENSEE'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

8.   INDEMNIFICATION BY LICENSEE. Licensee shall defend, indemnify and hold
     ---------------------------
harmless Precept from and against any claims by a distributor, reseller, end user, or other party arising out of (i) the operation or use of the Applications, (apart from the Software inbedded therein) (ii) Licensee's failure, to obtain a valid Sublicense Agreement, or (iii) Licensee's representations or warranties regarding the Software to end users, distributors, resellers or other third parties.

9.   CONFIDENTIALITY
     ---------------

     (a) Definition. The term "Confidential Information" shall mean any
         ----------
information disclosed by one party to the other party in connection with this Agreement which is disclosed in writing, orally or by inspection and is identified as "Confidential" or "Proprietary" or which a party has reason to believe is treated as confidential by the other party. Any information, in whatever form, disclosed by Precept that relates to the Software and that is not publicly known is "Confidential Information."

     (b) Obligation. Each party shall treat as confidential all Confidential
         ----------
Information received from the other party, shall not use such Confidential Information except as expressly permitted under this Agreement, and shall not disclose such Confidential Information to any third party without the other party's prior written consent. Each party shall take reasonable measure to prevent the disclosure and unauthorized use of Confidential Information of the other party.

     (c) Exceptions. Notwithstanding the above, the restrictions of this Section
         ----------
shall not apply to information that:

          i. was independently developed by the receiving party without any use of the Confidential Information of the other party and by employees of other agents of (or independent contractors hired by) the receiving party who have not been exposed to the Confidential Information;

          iii. becomes known to the receiving party, without restriction, from a third party without breach of this Agreement and who had a right to disclose it:

          iv. was rightfully known to the receiving party, without restriction, at the time of disclosure; or

          v. is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the other party and shall use its reasonable best efforts to obtain a protective order or otherwise prevent public disclosure of such information.

10.  CONSEQUENTIAL DAMAGES WAIVER. EXCEPT FOR LICENSEE'S BREACH OF THE
     ----------------------------
CONFIDENTIALITY PROVISIONS OF SECTION 9 OF THIS AGREEMENT, NEITHER PARTY WILL HOLD THE OTHER PARTY LIABLE FOR ANY INTERRUPTION OF BUSINESS, LOST PROFITS, OR CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF OR KNOWS OF THE POSSIBILITY OF SUCH POTENTIAL DAMAGES.

11.  LIMITATION OF LIABILITY. Licensee acknowledges and agrees that the
     -----------------------
Royalties received by Precept for the Software provided under this Agreement reflect the allocation of risk provided by the limited remedies and limitations of liability set forth in this Agreement, and that such allocation of risk is a fundamental benefit of the bargain for each party. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, EXCEPT FOR THE PROPRIETARY RIGHTS INDEMNITY IN
SECTION 7, IN NO EVENT WILL PRECEPT'S LIABILITY TO LICENSEE, REGARDLESS OF THE FORM OF CLAIM OR ACTION, EXCEED A SUM EQUAL TO THE AMOUNTS PAID BY LICENSEE FOR THE SOFTWARE UNDER THIS AGREEMENT THIS LIMITATION IS CUMULATIVE, WITH ALL PAYMENTS TO LICENSEE FOR CLAIMS OR DAMAGES BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT EXCEPT FOR THE PROPRIETARY RIGHTS INDEMNITY IN SECTION 7

12.  HAZARDOUS USES. The Software is not authorized by Precept for Licensee's
     --------------
use in any device or application where the failure, malfunction or inaccuracy of the Software carries a risk of death or serious bodily injury, such as, but not limited to medical equipment, nuclear facilities, aircraft operation, air traffic control, life support or other application representing a similar degree of hazard. Any such use is prohibited without prior written agreement of Precept under terms intended to allocate the risks of selling the Software for such uses. Licensee will indemnify, defend and hold Precept harmless from all claims, losses, damages and expenses, including reasonable attorney's fees, arising from any prohibited use or application of the Software by Licensee.

13.  U.S. GOVERNMENT RESTRICTED RIGHTS. If the Software is being acquired by the
     ---------------------------------
U.S. Government, the Software and related documentation is commercial computer software and documentation developed exclusively at private expense, and (a) if acquired by or on behalf of a civilian agency, shall be subject to the terms of this computer software license as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors; and (b) if acquired by or on behalf of units of the Department of Defense ("DOD") shall be subject to the terms of this commercial computer software license as specified in 48 C.F.R. 227.7202.2, DOD FAR supplement and its successors.

14.  SOFTWARE SUPPORT. Continuing support for the Software after expiration of
     ----------------
the Warranty Period may be available from Precept under the terms of a separate SDK maintenance support agreement at the then-current standard rates.

15.  ASSIGNABILITY. This Agreement is not assignable or transferable, in whole
     -------------
or in part, by either party, whether voluntary, by operation of law, or otherwise without the other party's prior written consent, except to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets.

16.  TERM. Unless canceled pursuant to its terms, this Agreement shall be in
     ----
effect for the term of Precept's copyright in the Software, so long as Licensee, or one of Licensee's divisions, rightfully retains possession of the Software as delivered by Precept.

17.  CANCELLATION.
     ------------

     (a) Cancellation. Licensee may cancel this Agreement on thirty (30) days
         ------------
written notice to Precept. Precept may cancel this Agreement upon Licensee's default in any of Licensee's material obligations under this Agreement by written notice to Licensee stating the nature of the default and that such cancellation is to be effective thirty (30) days after the date of the notice unless within such time Licensee cures the default to Precept's satisfaction.

     (b) Immediate Cancellation. This Agreement will terminate immediately if
         ----------------------
Licensee encumbers, transfers the Software except as provided for herein, or if Licensee becomes insolvent, makes an arrangement for the benefit of creditors, or becomes subject to bankruptcy proceedings.

     (c) Rights Upon Cancellation. Within thirty (30) days after any
         ------------------------
cancellation or termination of this Agreement, Licensee shall deliver to Precept all copies of the Software and related materials (whether in whole or in part) then in its possession other than such copies of the Software and related materials as are necessary to fill orders placed with Licensee prior to such cancellation or termination and/or to enable Licensee or its distributors and resellers to provide continuing support to distributors, resellers and end users of the Application. Royalty payments due for outstanding orders and support copies shall survive such cancellation or termination. End user licenses to the Application outstanding or subject to pending orders shall survive such cancellation or termination. Regardless of the reason for cancellation or termination, Licensee shall not be entitled to a refund of any monies previously paid to Precept or a credit for any sum owed to Precept hereunder.

18.  EXPORT. Licensee acknowledges that the laws and regulations of the United
     ------
States may restrict the export and re-export of certain commodities and technical data of United States origin, including the Software in any medium. Licensee agrees that Licensee will not export or re-export the Software in any form without the appropriate United States and foreign government licenses. Licensee also agrees that Licensee's obligations pursuant to this Section shall survive and continue after any termination or expiration of rights under this Agreement.

20.  INJUNCTIVE RELIEF. It is understood and agreed that, notwithstanding any
     -----------------
other provisions of this Agreement, breach of the provisions of Sections 1 ("License") or 2 ("Proprietary Rights") by Licensee will cause Precept irreparable damage for which recovery of money damages would be inadequate, and that Precept shall therefore be entitled to obtain timely injunctive relief to protect Precept's rights under this Agreement in addition to any and all remedies available at law.

21.  GOVERNING LAW. This Agreement shall be construed in accordance with the
     -------------
laws of the State of California as they are applied to agreements between California residents entered into and to be performed entirely within California. The United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from application to this Agreement.

22.  SEVERABILITY. In the event of invalidity of any provision of this
     ------------
Agreement, the parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES, IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

23.  RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be
     ---------------------------
construed as creating any agency, partnership, or other form of joint enterprise between the parties. The relationship between the parties shall at all times be that of independent contractors. Neither party shall have authority to contract for or bind the other in any manner whatsoever. This Agreement confers no rights upon either party except those expressly granted herein.

24.  WAIVER. The failure of either party to require performance by the other
     ------
party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

25.  TAX LIABILITY. Licensee shall be responsible for paying any sales or use
     -------------
tax imposed on this transaction at any time.

26.  ESCROW. Within 30 days after the execution of this Agreement the parties
     ------
and an escrow agent mutually acceptable to the parties shall enter into a software escrow agreement upon terms and conditions mutually agreeable to the parties which shall provide for the release of the source code of the Software to Licensee upon the occurrence of any of the release conditions described below:

     (a) Liquidation proceedings under Chapter 7 of the Bankruptcy Code, or any other liquidation proceedings or reorganization proceedings under Chapter 11 of the Bankruptcy Code in which this Agreement is rejected by the bankruptcy trustee, are instituted by or against Licensor, or any order, judgment or decree is entered against Licensor decreeing its dissolution; provided, however, that with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within sixty (60) days after the filing of such petition;

     (b) Licensor admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, applies for or consents to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its property or business (or such a receiver, liquidator, custodian or trustee otherwise is appointed), or ceases to do business or institutes any proceedings for the liquidation or winding up of its business or for the termination of its corporate charter except in connection with a merger, acquisition or corporate reorganization.

     (c) For a period of thirty (30) days, Licensor consistently and materially fails to provide support and maintenance as required under Licensee's support and maintenance agreement with Licensor, and does not cure such failure within thirty (30) days after written notice there of by Licensee.

Licensee shall be responsible for paying licensor's standard, reasonable charge for the escrow, prorata with all other Licensees of the Software. Licensor shall update the escrow periodically and promptly with any update to which Licensee is entitled under its support and maintenance agreement with Licensor.

Restriction on Use. Following a release of the source code of the Software from the escrow to Licensee, Licensee is hereby granted a license to use and shall use such source code solely to provide support and maintenance of the Applications to License's end users, distributors, resellers and sublicensees. Any derivative works of the Software created by Licensee to provide such support and maintenance cannot be distributed as independent stand-alone product.

27.  HEADINGS. The paragraph headings appearing in this Agreement are inserted
     --------
only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such paragraph or in any way affect this Agreement.

28.  ENTIRE AGREEMENT. The provisions of this Agreement, by its terms,
     ----------------
constitute the entire agreement between the parties and supersede all prior agreements or representations, oral or written, including terms and conditions as may be printed on form purchase orders, and all other communications relating to the subject matter hereof.

29.  COUNTERPARTS. This Agreement may be executed in one or more counterparts,
     ------------
each of which shall be an original, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the duly authorized representations of the parties have executed this Agreement.

"Precept":

Precept Software, Inc.

/s/ Judith Estrin
--------------------------------------
Authorized Signature

Judith Estrin
--------------------------------------
Printed

President & CEO
--------------------------------------
Title

9/30/97
--------------------------------------
Date

"Licensee":

LIQUID AUDIO INC

/s/ Robert Fund
--------------------------------------
Authorized Signature

ROBERT FUND
--------------------------------------
Printed

VP BUSINESS DEVELOPMENT
--------------------------------------
Title

September 25, 1997
--------------------------------------
Date